UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)     December 18, 2003
                                                            -----------------





                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Delaware                     1-9550              62-1691861
   --------------------------------      ------------        ---------------
    (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
            Incorporation)               File Number)      Identification No.)



         One Thousand Beverly Way
           Fort Smith, Arkansas                                      72919
----------------------------------------                           ----------
 (Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number including area code    (479) 201-2000




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.   Regulation FD Disclosure.

On December 18, 2003, Beverly Enterprises, Inc. (the "Company") issued a press release announcing that Larry Deans has joined the Company as Senior Vice President of Human Resources. A copy of the press release is attached as Exhibit
99.1 and incorporated herein by reference.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated December 18, 2003.

*Filed with this document



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 19, 2003.   BEVERLY ENTERPRISES, INC.




                             By: /s/ PAMELA H. DANIELS
                                 ----------------------
                                 Pamela H. Daniels
                                 Senior Vice President, Controller and
                                 Chief Accounting Office





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                                  EXHIBIT INDEX

 Exhibit No.       Exhibit
------------       -------
   99.1      Press Release of Beverly Enterprises, Inc. dated December 18, 2003.